EXHIBIT 10.29

April 21, 2011

A. M. Castle & Co.
3400 North Wolf Road
Franklin Park, Illinois  60131

Re:           Amendment No. 3 to Note Agreement

Ladies and Gentlemen:

Reference is made to that certain Note Agreement dated as of November 17, 2005 (as amended by Amendment No. 1 thereto dated September 5, 2006 and Amendment No. 2 thereto dated January 2, 2008, the “Note Agreement”) between A.M. Castle & Co., a Maryland corporation (the “Company”), and The Prudential Insurance Company of America and Prudential Retirement Insurance and Annuity Company (collectively, the “Purchasers”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Note Agreement.

The Company has requested certain amendments to the Note Agreement as set forth below and the Purchasers are willing to agree to such amendments on the terms and conditions set forth herein.  Accordingly, and in accordance with the provisions of paragraph 11C of the Note Agreement, the parties hereto agree as follows:

SECTION 1.                                Amendments.  From and after the Effective Date (as defined in Section 3 hereof), the Note Agreement is hereby amended as follows:

1.1           Paragraph 5K of the Note Agreement is hereby amended and restated as follows:

“5K.           Subsequent Guarantors.  The Company covenants that at all times the assets of the Company and all Guarantors shall constitute at least 95% of Consolidated Total Assets (excluding, for the purposes of this calculation, the assets of the Foreign Subsidiaries (except (i) with respect to the Canadian Subsidiary, so long as the assets of the Canadian Subsidiary do not constitute more than 20% of Consolidated Total Assets, (ii) with respect to the Mexican Subsidiary, so long as the assets of the Mexican Subsidiary do not constitute more than 7.5% of Consolidated Total Assets and (iii) with respect to any other Foreign Subsidiaries, so long as the assets of all such Foreign Subsidiaries do not constitute more than 30% of Consolidated Total Assets)) and the Company and the Guarantors shall have contributed at least 95% of Consolidated EBITDA (excluding, for the purposes of this calculation, the EBITDA of the Foreign Subsidiaries (except (i) with respect to the Canadian Subsidiary, so long as the assets of the Canadian Subsidiary do not constitute more than 20% of Consolidated Total Assets, (ii) with respect to the Mexican Subsidiary, so long as the assets of the Mexican Subsidiary do not constitute more than 7.5% of Consolidated Total Assets and (iii) with respect to any other Foreign Subsidiaries, so long as the assets of all such Foreign Subsidiaries do not constitute more than 30% of Consolidated Total Assets)) for the four quarters then most recently ended.  To the extent necessary to permit the Company to comply with the foregoing the Company will cause one or more Significant Subsidiaries to become Guarantors and the Company will cause each such Significant Subsidiary to deliver to the holders of the Notes (i) a joinder agreement to the Guaranty Agreement, which joinder agreement is to be in the form of Exhibit A to the Guaranty Agreement; (ii) an opinion of counsel to such Person with respect to the Guaranty Agreement and such joinder agreement which is in form and substance reasonably acceptable to the Required Holders; and (iii) all applicable Collateral Documents and any other documents as may be necessary or appropriate to permit the Company to be in compliance with its obligations set forth in this paragraph 5K.  The Guarantors shall be permitted to guaranty all Other Senior Debt.”

1.2.           Paragraph 10C of the Note Agreement is hereby amended to add the following sentence to the end thereof:

“Notwithstanding the foregoing or any other provision of this Agreement providing for any amount to be determined in accordance with generally accepted accounting principles, for purposes of determining compliance with the covenants contained in this Agreement, any election by the Company to measure an item of Indebtedness using fair value (as permitted by Accounting Standards Codification 825-10-25, formerly known as Statement of Financial Accounting Standards No. 159, or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.”

SECTION 2.                                Representations and Warranties.  The Company and each Guarantor represents and warrants that  (a) each representation and warranty set forth in paragraph 8 of the Note Agreement and the other Transaction Documents to which it is a party, is true and correct as of the date of execution and delivery of this letter by the Company or such Guarantor with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date and except that the representations and warranties contained in paragraph 8B of the Note Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of paragraph 5F of the Note Agreement); (b) both before and after giving effect to the amendments set forth in Section 1 hereof, no Event of Default or Default exists or has occurred and is continuing on the date hereof; and (c) neither the Company nor any Guarantor has paid or agreed to pay any fees or other consideration to any Bank for the amendment to Credit Agreement described in Section 3(ii) below.

SECTION 3.                                Conditions Precedent.  This amendments in Section 1 of this letter shall become effective on the date (the “Effective Date”) when each Purchaser shall have received original counterparts or, if satisfactory to such Purchaser, certified or other copies of all of the following, each duly executed and delivered by the party or parties thereto, in form and substance satisfactory to such Purchaser, dated the date hereof unless otherwise indicated, and on the Effective Date in full force and effect:

(i)           counterparts to this letter executed by the Company and each Guarantor;

(ii)           a copy of an amendment to Credit Agreement, amending the first sentence of Section 6.12(a) of the Credit Agreement consistent with the amendment set forth in Section 1 hereof; and

(iii)           such other certificates, documents and agreements as such Purchaser may reasonably request.

SECTION 4.                                Reference to and Effect on Note Agreement.  Upon the effectiveness of the amendments to the Note Agreement made in this letter, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement as modified by this letter.  Except as specifically set forth in Section 1 hereof, the Note Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.  The Company and each Guarantor hereby represents and warrants that all necessary or required consents to this letter have been obtained and are in full force and effect.  Except as specifically stated in this letter, the execution, delivery and effectiveness of this letter shall not (a) amend the Note Agreement, any Note or any of the other Transaction Documents, (b) operate as a waiver of any right, power or remedy of the holder of any Note, (c) constitute a waiver of, or consent to any departure from, any provision of the Note Agreement, any Note or any of the other Transaction Documents at any time or (d) be construed as a course of dealing or other implication that any holder of any Note has agreed to or is prepared to grant any consents or agree to any amendments to the Note Agreement, any Note or any of the other Transaction Documents in the future, whether or not under similar circumstances.

SECTION 5.                                Expenses. The Company hereby confirms its obligations under the Note Agreement, whether or not the transactions hereby contemplated are consummated, to pay, promptly after request by the holders of the Notes, all reasonable out-of-pocket costs and expenses, including attorneys’ fees and expenses, incurred by any holder of the Notes in connection with this letter or the transactions contemplated hereby, in enforcing any rights under this letter, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this letter or the transactions contemplated hereby.  The obligations of the Company under this Section 5 shall survive transfer by any holder of a Note of any Note and payment of any Note.

SECTION 6.                                Reaffirmation. Each Guarantor hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Guaranty Agreement to which it is a party and each of the other Transaction Documents to which it is a party. Each Guarantor hereby consents to the terms and conditions of this letter and reaffirms its obligations and liabilities under or with respect to the Note Agreement as amended by this letter.

SECTION 7.                                Governing Law.  THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS OF SUCH STATE WHICH WOULD OTHERWISE CAUSE THIS LETTER TO BE CONSTRUED OR ENFORCED OTHER THAN IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

SECTION 8.                                Counterparts; Section Titles.  This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this letter by facsimile shall be effective as delivery of a manually executed counterpart of this letter. The section titles contained in this letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

[signature page follows]

Very truly yours,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ G. Anthony Coletta
Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	/s/ G. Anthony Coletta
Vice President

Agreed and Accepted:

A. M. CASTLE & CO.

By:	/s/ Scott F. Stephens
Name:	Scott F. Stephens
Title:	Vice President & CFO

GUARANTORS:

DATAMET, INC.

By:	/s/ Scott F. Stephens
Name:	Scott F. Stephens
Title:	Vice President & Treasurer

KEYSTONE TUBE COMPANY, LLC

By:	/s/ Scott F. Stephens
Name:	Scott F. Stephens
Title:	Treasurer

TOTAL PLASTICS, INC.

By:	/s/ Scott F. Stephens
Name:	Scott F. Stephens
Title:	Vice President

PARAMONT MACHINE COMPANY, LLC

By:	/s/ Scott F. Stephens
Name:	Scott F. Stephens
Title:	Vice President

ADVANCED FABRICATING TECHNOLOGY, LLC

By:	/s/ Scott F. Stephens
Name:	Scott F. Stephens
Title:	Vice President & Treasurer

OLIVER STEEL PLATE CO.

By:	/s/ Scott F. Stephens
Name:	Scott F. Stephens
Title:	Treasurer

TRANSTAR INVENTORY CORP.

By:	/s/ Scott F. Stephens
Name:	Scott F. Stephens
Title:	Vice President

TRANSTAR METALS CORP.

By:	/s/ Scott F. Stephens
Name:	Scott F. Stephens
Title:	Vice President

TRANSTAR MARINE CORP.

By:	/s/ Scott F. Stephens
Name:	Scott F. Stephens
Title:	Vice President